UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: April 2, 2014
(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	000-51770 --------------------------------	87-0733770 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Hudson Street, Suite 303
New York, New York 10013
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(Address of principal executive offices) (Zip Code)

(646) 688-6381
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 and 2.01

On March 28, 2014, CMG Holdings, Inc. (the “Company” or “CMG”), completed its acquisition of 100% of the shares of Good Gaming, Inc. (“GGI”) by entering into a Share Exchange Agreement (the “SEA”) with BMB Financial, Inc. and Jackie Beckford, GGI’s shareholders.  The owner of BMB Financial, Inc. is also the owner of Infinite Alpha, Inc. which provides consulting services to CMG.  Pursuant to the SEA, for 100% of the shares of GGI, CMG paid: 5,000,000 shares of its $0.001 par value per share common stock, $83,000 in cash and equipment and a commitment to pay $150,000 in development costs.  In addition, the SEA calls for CMG to adopt an incentive plan for GGI pursuant to which the GGI officers, directors and employees are to receive up to 30% of the net profits of GGI and up to 30% of the proceeds of any sale of GGI or its assets.

The SEA contains representations and warranties from the former GGI shareholders customary for this type of transaction.

GGI is an online gaming portal with a business objective of assisting eSports gamers to hone and elevate their skills so as to enable them to compete at a higher level in amateur thru professional gaming tournaments.  GGI plans to provide its targeted market with access to its proprietary membership based eSports web platform.  GGI intends to provide a service with a monthly membership fee to its target market comprised of 16-25 year old, single, high school/college level adults with disposable income and more than 10 hours of invested game play weekly.

GGI plans to offer a multiple array of incentive driven tournaments to meet the needs of a varied gaming community. GGI plans to hold signature level season tournament play on a quarterly basis. GGI intends to offer many regularly scheduled tournaments on a weekly and monthly basis which will offer cash and other incentive based prizes. GGI also intends to offer organizational level tournaments for groups of gamers who organize themselves in guilds/teams/clans/parties etc. As GGI grows it intends to offer community driven tournaments that are structured by gamers and organized groups in which they will determine the prizes, style and nature of the incentives.

GGI intends to producce gaming content that is regularly updated by experienced gamers. This content will cover hundreds of areas, some of which are: gaming skills, macros, play style, nomenclature, terminology, tricks and tips, items, equipment, survival, balance of power and etiquette. This content will be focused on improving the gaming experience while improving the overall skill level of casual and serious gamers. In addition, the content will provide a teaching base to assist gamers achieve higher levels of competitive play with the intent to develop the right candidates for professional level play.

GGI plans to introduce a proprietary matchmaking system code named “Mercenary” that GGI believes can greatly improve upon the linear “ranking” style currently in place in most eSports and competitive games. Mercenary can enable gamers to locate players that not only play at or near their skill level but also their play style and “comp”. Mercenary can also harness the power of community based knowledge to offer a continuing improved gaming experience. Mercenary, as it grows, will teach players where their strengths and weaknesses are without relying solely upon a dubious quantitative value that is left for the gamer to decipher. GGI is planning to  make Mercenary applicable across multiple games and platforms to quickly allow matchmaking to occur in the adoption of new games and new content.

GGI plans to actively pursue game designers, publishers, indies, and content providers seeking partnerships and agreements that can produce a win-win scenario for gamers and providers. These agreements will focus on securing exclusive game content for the purpose of improving the GGI community and offering unique content and experiences. GGI plans to offer providers access to a unique demographic of gamers at their disposal for alpha testing, beta testing, feedback, non-traditional gaming exposure, and test content. GGI plans to attempt to foster a cross platform/game concept to consolidate merchandising, pay to play, aesthetic, and advertising content in a cohesive collective. This collective can create unique and new ways for gamers and providers to achieve goals that currently do not exist or are not robust enough to meet the larger needs of the gaming and advertising community.

GGI’s overall goals are to be the one stop internet presence for serious gamers that wish to move beyond the casual gaming moniker and compete in eSports. GGI plans to improve the overall gamers experience through improving their game etiquette, skill set, and mastery techniques suited to higher professional play. GGI while serving the gaming community has the overall desire to close the gap between gamers, providers, advertisers to foster a gaming community that results in a fun, satisfying experience while serving an economic purpose.

GGI currently has five employees, each of whom is involved in the development of its eSports web portal.

CMG believes that GGI currently does not have any direct competition.  However, GGI has a number of indirect competitors which offer eSports content and information related to competitive gaming focused around specific game titles or consoles.  These indirect competitors include: Skill Capped, Major League Gaming, Curse, MMO Champion, LOL King and MOBAfire.

The foregoing description of the SEA is qualified in its entirety by the complete text of the SEA annexed hereto as Exhibit 10.1.  The foregoing description of GGI’s business contains a number of "forward-looking statements." Forward-looking statements are identified by such words and phrases as "we expect," "expected to," "estimates," "estimated," "current outlook," "we look forward to," "would equate to," "projects," "projections," "projected to be," "anticipates," "anticipated," "we believe," "could be," and other similar phrases. All statements addressing operating performance, events, or developments that either expect or anticipate will occur in the future, including statements relating to planned operations and products are forward-looking statements.  Because they are forward-looking, it should be considered that actual results, products and operations may differ materially from anticipated operations, products and results. The information provided in this document is based upon the facts and circumstances known at this time, which may change.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                      Description of Exhibit

    10.1                  Share Exchange Agreement dated as of March 24, 2014 between CMG Holdings, Inc. and BMB Financial, Inc. and Jackie Beckford.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CMG HOLDINGS, INC.

Date: April 2, 2014	/s/ JEFFREY DEVLIN
Name: Jeffrey Devlin
Its: Director